EXHIBIT 10.7

CORPORATE COMMUNICATIONS
CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into effective the 1st day of July, 2014 by and between Worldwide Financial Marketing, Inc. (the "Consultant"), whose principal place of business is 10 Fairway Dr. Deerfield Beach, FL 33441 and Seafarer Exploration Corp (the "Client"), whose principal place of business is 14497 N Dale Mabry Ste 209N, Tampa FL. WHEREAS, Consultant is in the business of providing services for management consulting, business advisory and shareholder information and notification; and

WHEREAS, the Client deems it to be in its best interest to retain Consultant to render to the Client such services as may be needed; and

WHEREAS, Consultant is ready, willing and able to render such consulting and advisory services to Client,

NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;
1.
Consulting Services. The client hereby retains the Consultant as an independent consultant to the Client and the Consultant hereby accepts and agrees to such retention. The services provided by the Consultant are: list the company on wwfinancial.com portfolio section, disseminate a two page "Highlighter" as mutually agreed to and operate a notification and awareness campaign to new investors and phone call to stockbrokers and financial professionals. By mutual agreement, the Consultant will also disseminate Client's news releases to the subscribers of wwfinancial.com and RSS feeds, Twitter and online financial portals.

It is acknowledged and agreed by the Client that Consultant carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or brokerage/dealer within the meaning of the applicable state and federal securities laws. The services of Consultant shall not be Exclusive nor shall Consultant be required to render any specific number of hours or assign specific personnel to the Client or its projects.
2.
Independent Contractor. Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered to as creating an employer-employee relationship between the parties to this Agreement. The Client shall not make social security, worker's compensation or unemployment insurance payments on behalf of Consultant. The parties hereto acknowledge and agree that Consultant cannot guarantee the results or effectiveness of any of the services rendered or to be rendered by Consultant. Rather, Consultant shall conduct its operations and provide its services in a professional manner and in accordance with good industry practice. Consultant will use its best efforts and does not promise results. See Exhibit A.

3.
Time, Place and Manner of Performance. The Consultant shall be available for advice and counsel to the officers and directors of the Client as such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined at the discretion of the Consultant.

4.	Term of Agreement. The term of this Agreement shall be twelve (12) months, commencing on the date of this Agreement, subject to prior termination as hereinafter provided.
5.
Compensation. In providing the foregoing services, Consultant shall be responsible for all costs incurred except the Client will be responsible for mailing out due diligence requests. Client shall pay Consultant for its services hereunder as follows US$4000,00 each contract month and 1,500,000 restricted shares upon signing of agreement.

6.
Late Payment. In the event of late payment of any compensation due under this Agreement, and in addition to the rights granted the Consultant under paragraph 8 "Termination" of this Agreement, Consultant may immediately remove Client's company from wwfinancial.com and its network of websites until any arrears in compensation are brought current.

7.
Client's Representations. The Client represents that it is in compliance with all applicable Securities and Exchange Commission reporting and accounting requirements and all applicable requirements of the NYSE/MKT, NASD or any stock exchange. The Client further represents that it has not been and is not the subject of any enforcement proceedings or injunction by the Securities and Exchange Commission or any state securities agency.

8.	Termination.

(a)	Consultant's relationship with the Client hereunder may be terminated for any reason whatsoever, at any time, after 90 days, by either party, upon 30 days written prior notice.

(b)	This Agreement shall automatically terminate upon the dissolution, bankruptcy or insolvency of the Client or Consultant.

(c)
This Agreement may be terminated by either party upon giving written notice to the other party if the other party is in default hereunder and such default is not cured within thirty (30) days of receipt of written notice of such default.

(d)
Consultant and Client shall have the right and discretion to terminate this Agreement should the other party in performing their duties hereunder, violate any law, ordinance, permit or regulation of any governmental entity, except for violations which either singularly or in the aggregate do not have or will not have a material adverse effect on the operations of the Client.

(e)
In the event of any termination hereunder all shares or funds paid to the Consultant through the date of termination shall be fully earned and non-refundable and the parties shall have no further responsibilities to each other except that the Client shall be responsible to make any and all payments if any, due to the Consultant through the date of the termination and the Consultant shall be responsible to comply with the provisions of section 10 hereof.

9.
Work Product. It is agreed that all information and materials produced for the Client shall be the property of the Consultant, free and clear of all claims thereto by the Client, and the Client shall retain no claim of authorship therein unless approved in writing by the Consultant.

10.
Confidentiality. The Consultant recognizes and acknowledges that it has and will have access to certain confidential information of the Client and its affiliates that are valuable, special and unique assets and property of the Client and such affiliates. The Consultant will not, during the term of this Agreement, disclose, without the prior written consent or authorization of the Client, any of such information to any person, for any reason or purpose whatsoever. In this regard, the Client agrees that such authorization or consent to disclose may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protective order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process. Furthermore, Consultant will not trade on any material inside information.

11.	Anti Dilution. Not applicable.

12.
Conflict of Interest. The Consultant shall be free to perform services for other persons. The Consultant will notify the Client of its performance of consultant services for any other person, which could conflict with its obligations under the Agreement. Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant's outside consulting activities; failure to terminate, this Agreement within seven (7) business days of receipt of written notice of conflict shall constitute the Client's ongoing consent to the Consultant's outside consulting services.

13.
Disclaimer of Responsibility for Act of the Client. In no event shall Consultant be required by this Agreement to represent or make management decisions for the Client. Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Client as a consequence of such decisions, made by the Client or any affiliates or subsidiaries of the Client.

14.	Indemnification.
(a)      The client shall protect, defend, indemnify and hold Consultant and its assigns and attorneys, accountants, employees, officers and director harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Client herein, or (b) negligent or willful misconduct, occurring during the term thereof with respect to any of the decisions made by the Client (c) a violation of state or federal securities laws.
(b)      The Consultant shall protect, defend, indemnify and hold Client and its assigns and attorneys, accountants, employees, officers and director harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Consultant herein, or (b) negligent or willful misconduct, occurring during the term thereof with respect to any of the decisions made by the Consultant (c) a violation of state or federal securities laws,
15.
Notices. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail, or by Federal Express or other recognized overnight courier to the principal office of each party.

16.	Waiver of Breach. Any waiver by either party or a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.
17.	Assignment. This Agreement and the right and obligations of the Consultant hereunder shall not be assignable without the written consent of the Client.
18.
Applicable Law. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Delaware and that in any action, special proceeding or other proceedings that may be brought arising out of, in connection with or by reason of this Agreement, the law of the State of Delaware shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction on which any action or special proceeding may be instituted.

19.
Severability. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

20.
Entire Agreement, This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all other or prior understandings, agreements and negotiations between the parties.

21.
Waiver and Modification. Any waiver, alteration, or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, may waive any of its rights hereunder without affecting a waiver with respect to any subsequent occurrences or transactions hereof,

22.
Binding Arbitration. Any controversy or claim arising out or or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall be conducted in Palm Beach County, Florida.

23.
Counterparts and Facsimile Signature. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party, Such facsimile copies shall constitute enforceable original documents.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, effective as of the date set forth above.

CONSULTANT:

Worldwide Financial Marketing, Inc.

By: /s/ Floyd Stumpj	DATE: 7 /1 /14
Floyd Stumpj, President

CLIENT:

Seafarer Exploration C orporation

By:/s/ Kyle Kennedy	DATE: 7 /1/14
Kyle Kennedy, CEO

EXHIBIT A

Securities Law Representations and Warranties

Consultant represents and warrants to Company as follows:

(1)         The Shares acquired by Consultant under this Agreement are being acquired for Its own account. Consultant is acquiring the Shares for investment purposes only and not with a view to or for distributing or reselling the Shares or any part thereof or interest therein, without prejudice, however, to Shares right at all times to sell or otherwise dispose of all or any part of the sharespursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") and in compliance with applicable state securities laws or under an exemption from such registration.

(ii)          Consultant Is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

(iii)          Consultant has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

(iv)          Consultant is able to bear the economic risk of an investment in the Shares and, at the present time, Is able to afford a complete loss of such Investment.

(v)          Consultant acknowledges that it/he has been afforded (i) the opportunity to ask such questions as it/he has deemed necessary of, and to receive answers from, representatives of Company concerning the terms and conditions of the issuance of the Shares and the merits and risks of investing in the Company; (ii) access to information about Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable consultant to evaluate the investment; and (iii) the opportunity to obtain such additional information that Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the shares.

(vi)          Consultant is not acquiring the Shares as a result of or subsequent to any advertisement, article, notice or other communication regarding the Endorser Options published In any newspaper, magazine or similar media, published or broadcast over television or radio or presented at any seminar.

(vii)         Consultant understands and acknowledges that the Shares are being issued without registration under the Securities Act and applicable state securities laws in a transaction that Is exempt from the registration provisions of the Securities Act and applicable state securities laws and may only be sold or transferred pursuant to a registration statement thereunder or an exemption therefrom.

(viii)        Consultant acknowledges that the Shares may constitute compensation to Consultant for Federal and State income tax purposes and Consultant may receive a Form 1099 from the Company reflecting such compensation.

(ix)           Consultant acknowledges and understands that the Company is a publicly held company subject to the reporting requirements of the Securities Exchange Act of 1934. As such, the federal securities laws impose restrictions on the ability to purchase, sell, trade or otherwise acquire or dispose of securities of Company on the basis of material, non-public information until such time as such material, non-public information becomes publicly available. Consultant agrees to be bound by such restrictions and further acknowledges that the receipt from Company of any material, non-public information pursuant to the Agreement may limit its ability to transfer, liquidate or dispose of any Company securities held by it.